GOODWILL	12 Months Ended
Dec. 31, 2024
Goodwill [Abstract]
GOODWILL
13. GOODWILL

At December 31, 2024 and 2023 goodwill amounted to €785,182 thousand.

In accordance with IAS 36, goodwill is not amortized and is tested for impairment annually, or more frequently if facts or circumstances indicate that the asset may be impaired. Impairment testing is performed by comparing the carrying amount and the recoverable amount of the cash-generating unit (CGU), which is represented by the entire Ferrari Group. The recoverable amount of the CGU is the higher of its fair value less costs of disposal and its value in use.

The assumptions used in this process represent management’s best estimate for the period under consideration. The estimate of the value in use of the CGU for purposes of performing the annual impairment test was based on the following assumptions:
•The expected future cash flows covering the period from 2025 through 2028 have been derived from the Ferrari business plan. In particular the estimate considers expected EBITDA adjusted to reflect the expected capital expenditure. These cash flows relate to the CGU in its condition when preparing the consolidated financial statements and exclude the estimated cash flows that might arise from restructuring plans or other structural changes. Expected volumes and sales mix used for estimating the future cash flows are based on assumptions that are considered reasonable and sustainable and represent the best estimate of expected conditions regarding market trends for the CGU over the period considered.
•The expected future cash flows include a normalized terminal period used to estimate the future results beyond the time period explicitly considered, which were calculated by using the specific medium/long-term growth rate for the sector equal to 2.0 percent in 2024 (2.0 percent in 2023 and 2022).
•The expected future cash flows have been estimated in Euro, and discounted using a post-tax discount rate appropriate for that currency, determined by using a base WACC of 8.45 percent in 2024 (9.21 percent in 2023 and 8.10 percent in 2022). The WACC used reflects the current market assessment of the time value of money for the period being considered and the risks specific to the CGU under consideration. The decrease in the WACC between 2024 and 2023 is primarily the result of a lower risk free rate driven by central banks decreasing interest rates in several regions where the Group operates, as well as a decrease in the equity risk premium driven by market factors and conditions.
    The recoverable amount of the CGU was significantly higher than its carrying amount. Furthermore, the exclusivity of the business, its historical profitability and its future earnings prospects indicate that the carrying amount of the goodwill will continue to be recoverable, even in the event of difficult economic and market conditions.

See Note 2 “Material Accounting Policies—Use of estimates and judgments—Climate-related matters—Goodwill” for additional details related to climate-related matters.